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                                                                    Exhibit 99.1


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VELOCITA
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FOR IMMEDIATE RELEASE
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                      VELOCITA ANNOUNCES THIRD BANK WAIVER

FALLS CHURCH, VA, APRIL 30, 2002 - Velocita Corp, a national broadband networks provider, today announced that it has reached agreement with a consortium of banks for a third extension on its waiver of certain financial covenants in the company's credit agreement. This waiver extends through May 15, 2002.

         The original agreement between Velocita and the banks, announced March 28, provided for the waiver of certain financial covenants through April 15, 2002. A second waiver was announced on April 15, and was set to expire today. As with the previous waiver extensions, the third waiver continues to require Velocita to comply with its other covenants in the credit agreement and forego further borrowing under the credit agreement. In addition, the waiver continues to limit the ability of PF.Net Corp., the Company's wholly-owned subsidiary, to make restricted payments to its affiliates, including payments to the Company that would be required for the Company to pay interest on its 13.75% senior notes due 2010.

         During this additional waiver period, Velocita will continue to move forward on its strategic alternatives and options. In addition, the company will continue ongoing discussions with its bank lenders regarding modification of the terms of its credit agreement. If, at the end of the waiver period, the company has not obtained an amendment to, or a waiver under, the credit agreement, the company will be in default with respect to certain financial covenants under the credit agreement. The Company is unable to predict when or if it will be able to obtain the necessary modifications of its credit agreement from its banks, or whether the banks will at any point pursue any or all remedies available to them.

ABOUT VELOCITA

Velocita Corp. (www.velocita.com), based in the greater Washington, D.C. area, is a broadband networks provider serving communications carriers, Internet service providers, and corporate and government customers. Founded in 1998 as a facilities-based provider of fiber optic communications infrastructure, Velocita has agreements with AT&T to construct approximately half of AT&T's nationwide fiber optic network. These construction agreements with AT&T serve as the foundation for Velocita, formerly known as PF.Net, to grow and expand its own network, as well as add service offerings. Cisco Systems provides all optical and IP equipment to power Velocita's network.

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VELOCITA ANNOUNCES BANK WAIVER                                            PAGE 2


STATEMENTS MADE IN THIS DOCUMENT THAT ARE NOT HISTORICAL FACT ARE CONSIDERED "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY'S PLANS, INTENTIONS AND EXPECTATIONS. SUCH STATEMENTS ARE INHERENTLY SUBJECT TO A VARIETY OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED. THESE RISKS INCLUDE THE COMPANY'S ABILITY TO: OBTAIN AN AMENDMENT TO, OR WAIVER OF COMPLIANCE WITH, ITS CURRENT DEBT AGREEMENTS; REMAIN IN COMPLIANCE WITH ITS INDENTURE COVENANTS; OBTAIN ADDITIONAL CAPITAL AND FINANCING; EFFECTIVELY AND EFFICIENTLY MANAGE THE COMPLETION OF ITS FIBER NETWORK; AND SELL OR SWAP DARK FIBER OR LEASE HIGH-VOLUME CAPACITY ON ITS FIBER NETWORK; AND OTHER FACTORS, A FAILURE OF ANY OF WHICH MAY SIGNIFICANTLY DELAY OR PREVENT COMPLETION OF THE COMPANY'S FIBER NETWORK, WHICH WOULD HAVE A MATERIAL ADVERSE EFFECT ON ITS FINANCIAL CONDITION AND RESULTS OF OPERATIONS. GIVEN THESE CONCERNS, INVESTORS AND ANALYSTS SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATIONS TO PUBLICLY RELEASE ANY REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT EVENTS AND CIRCUMSTANCES OCCURRING AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

Velocita Media/ Industry Analyst Contact:    Velocita Financial Analyst Contact:
Chris Swartz                                 David Lerch
703.564.7342                                 703-564-7307
Chris.swartz@velocita.com                    David.lerch@velocita.com